WARREN RESOURCES, INC.
                            2001 STOCK INCENTIVE PLAN


1.       PURPOSE.

     This 2001 Stock Incentive Plan (the "Plan") is intended as an incentive to encourage stock ownership by certain employees (including officers and directors who are employees), and to consultants and directors who are not employees, of WARREN RESOURCES, INC. (the "Company"), or of its subsidiary corporations (the "Subsidiaries," as that term is defined in Section 424(f) of the Internal Revenue Code of 1986, as amended from time to time), so that they may acquire or increase their proprietary interest in the success of the Company and Subsidiaries, and to encourage them to remain in the employ of the Company or of the Subsidiaries. The Plan is designed to meet this intent by offering performance-based stock and cash incentives and other equity based incentive awards, thereby providing a proprietary interest in pursuing the long-term growth, profitability and financial success of the Company.

2.       DEFINITIONS.

     For purposes of this Plan, the following terms shall have the meanings set forth below:

     (a) "Award" or "Awards" means an award or grant made to a Participant under Sections 6 through 8, inclusive, of the Plan.

     (b) "Board" means the Board of Directors of the Company.

     (c) "Code" means the Internal Revenue Code of 1986, as amended, together with the regulations promulgated thereunder.

     (d) "Committee" means the Compensation Committee of the Board, or any committee of the Board performing similar functions, constituted as provided in
Section 3 of the Plan.

     (e) "Common Stock" means the Common Stock of the Company or any security of the Company issued in substitution, exchange or lieu thereof.

     (f) "Company" means Warren Resources, Inc., a New York corporation, or any successor corporation.

     (g) "Deferred Compensation Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is specifically designated as such.

     (h) "Disability" means a total and permanent disability as defined in the Company's long-term disability plan, or if the Company has no long-term disability plan in effect at the time of a Participant's disability, "disability" shall have the meaning provided in Section 22(e)(3) of the Code.

     (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time, or any successor statute.

     (j) "Fair Market Value" means at any given time on any given date (i) the closing price of the Common Stock on any established national exchange or exchanges for the immediately prior trading day on which there was a sale of such stock, or (ii) if the Common Stock is not listed on an established stock exchange, the closing bid price of the Common Stock in the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc. for such trading date. For example, prior to closing of the market on any given business day, Fair Market Value would be the closing price on the preceding trading day on which there was a trade. After closing of the market on any given business day, Fair Market Value would be the closing price on that same day if there was a trade.

     (k) "Immediate Family Member" means the spouse, children or grandchildren of a Participant.

     (l) "Incentive Stock Option" means any Stock Option (as defined below) that is intended to be and is specifically designated as an "incentive stock option" within the meaning of Section 422 of the Code.

     (m) "Nonqualified Stock Option" means any Stock Option granted pursuant to the provisions of Section 6 of the Plan that is not an Incentive Stock Option.

     (n) "Participant" means an employee (including directors and officers who are employees) of the Company or a Subsidiary, or an individual who is performing services for those entities (including a consultant to, or a director who is not an employee of, the Company, but only insofar as Nonqualified Stock Options are concerned), who from time to time shall be designated by the Committee and in all such cases who is also granted an Award under the Plan. No member of the Committee shall be eligible to be a Participant, unless the member recuses himself from voting on an Award where he would be the Participant and a majority of the remaining members of the Committee vote for such Award.

     (o) "Plan" means this Warren Resources, Inc. 2001 Stock Incentive Plan as set forth herein and as it may be hereafter amended.

     (p) "Restricted Award" means an Award granted pursuant to the provisions of
Section 8 of the Plan.

     (q) "Restricted Stock Grant" means an Award of shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

         (r) "Restricted Unit Grant" means an Award of units representing shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan.

     (s) "Stock Appreciation Right" means an Award to benefit from the appreciation of Common Stock granted pursuant to the provisions of Section 7 of the Plan.

     (t) "Stock Option" means an Award to purchase shares of Common Stock granted pursuant to the provisions of Section 6 of the Plan.

     (u)  "Subsidiary"  means a "subsidiary  corporation"  within the meaning of
Section 424(f) of the Code.

     (v) "Ten Percent Shareholder" means a person who owns (or is considered to own after taking into account the attribution of ownership rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of its Subsidiaries.

3.       ADMINISTRATION.

     (a) The Plan shall be administered by the Committee, as appointed from time to time by the Board. The Board may from time to time remove members from, or add members to, the Committee. The Committee shall be comprised solely of two or more members of the Board who are "non-employee directors" as defined in Rule 16b-3 ("Rule 16b-3") promulgated by the Securities and Exchange Commission ("SEC") under the Exchange Act as it may be amended from time to time, or any successor rule, and who are "outside directors" within the meaning of Treasury Regulation Section 1.162-27(e)(3) and the delegation of powers to the Committee shall be consistent with applicable laws and regulations (including, without limitation, applicable state law and Rule 16b-3).

     (b) Unless otherwise provided in the By-Laws of the Company, by resolution of the Board of Directors or applicable law, a majority of the members of the Committee shall constitute a quorum for the transaction of business and action approved in writing by a majority of the members of the Committee then serving shall be as effective as if the action had been taken by unanimous vote at a meeting duly called and held.

     (c) The  Committee is  authorized  to construe and  interpret  the Plan, to promulgate, amend, and rescind rules and procedures relating to the implementation of the Plan, and to make all other determinations necessary or advisable for the administration of the Plan. Any determination, decision, or action of the Committee in connection with the construction, interpretation, administration, or application of the Plan shall be binding upon all Participants and any person validly claiming under or through any Participant and any Award under this Plan will be made only if the Committee decides in its sole and absolute discretion that the Participant or any persons validly claiming through any Participant is entitled to such award. In the event of a disagreement as to the interpretation of the Plan or any agreements issued hereunder as to any right or obligation arising from or related to the Plan, the decision of the Committee shall be final and binding.

     (d) The Committee may designate persons other than members of the Committee to carry out its responsibilities under such conditions and limitations as it may prescribe, except that the Committee may not delegate its authority to grant Awards to persons subject to Section 16 of the Exchange Act. The Committee is specifically authorized to give authority to the Company's chief executive officer within specified written limits to grant Awards to new employees of the Company in connection with their hiring, which written limits may be changed from time to time by the Committee in its sole discretion.

     (e) The Committee is expressly authorized to make modifications to the Plan as necessary to effectuate the intent of the Plan as a result of any changes in the tax, accounting, or securities laws treatment of Participants and the Plan, subject to those restrictions that are set forth in Section 13 below.

     (f) The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee by execution of instruments in writing as specified in Section 14(d) below in such form as approved by the Committee.

4.       ELIGIBILITY.

     Persons eligible for Awards under the Plan shall consist of employees (including officers and directors who are employees) of the Company or its Subsidiaries, or individuals performing services for these entities, who from time to time shall be designated by the Committee (including consultants to the Company and directors of the Company who are not also employees of the Company, but only insofar as Nonqualified Stock Options are concerned). Such Awards shall cover such numbers of shares of Common Stock as the Committee may determine in their sole discretion; provided, however that if on the date of grant of an Award, any class of Common stock of the Company (including without limitation the Common Stock) is required to be registered under Section 12 of the Exchange Act, the maximum number of shares subject to an Award that may be granted to a Participant during any calendar year under the Plan shall be 750,000 shares (the "Section 162 Maximum").

5.       DURATION OF AND COMMON STOCK SUBJECT TO PLAN.

     (a) Term. The Plan was adopted by the Board on September 6, 2001. Subject to Section 13 below, the Plan shall terminate on September 5, 2011, except with respect to Awards then outstanding, including Reload Options on Awards then outstanding, and no Award may be granted under the Plan after that date.

     (b) Shares of Common Stock Subject to Plan. The maximum number of shares of Common Stock in respect of which Awards may be granted under the Plan (the "Plan Maximum") shall be 2,500,000, subject to adjustment as provided in Section 11 below. Common Stock issued under the Plan may be either authorized and unissued shares or treasury shares. The following terms and conditions shall apply to Common Stock subject to the Plan:

          (i) In no event shall more than the Plan Maximum be cumulatively available for Awards under the Plan;

          (ii) For the purpose of computing the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the foregoing limitations (A) the number of shares of Common Stock subject to issuance upon exercise or settlement of Awards (regardless of vesting), and (B) the number of shares of Common Stock which equal the value of Restricted Unit Grants or Stock Appreciation Rights determined at the dates on which such Awards are granted;

          (iii) If any Awards are forfeited, terminated, expire unexercised, settled in cash in lieu of stock or exchanged for other Awards, the shares of Common Stock which were previously subject to the Awards shall again be available for Awards under the Plan to the extent of such forfeiture, termination, expiration, cash settlement or exchange; and

          (iv) Any shares of Common Stock which are used as full or partial payment to the Company by a Participant of the purchase price of shares of Common Stock upon exercise of a Stock Option shall again be available for Awards under the Plan.

6.       STOCK OPTIONS.

     Stock Options granted under the Plan may be in the form of Incentive Stock Options, Non-Qualified Stock Options or Deferred Compensation Stock Options. Stock Options shall be subject to the following terms and conditions, and each Stock Option shall contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable:

     (a) Grant. Stock Options shall be granted separately. In no event will Stock Options or Awards be issued in tandem whereby the exercise of one affects the right to exercise the other. Incentive Stock Options may only be granted to persons who are employees.

     (b) Stock Option Price. The exercise price per share of Common Stock purchasable under a Stock Option shall be determined by the Committee at the time of grant, provided that in no event shall the exercise price of an Incentive Stock Option, or of any option intended to comply with the performance-based compensation exemption to the deduction limitations of Section 162(m) of the Code, be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of the Stock Option. In the case of a Ten Percent Shareholder, the exercise price of an Incentive Stock Option shall be not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of the grant.

     (c) Option Term. The term of each Stock Option, other than an Incentive Stock Option, shall be fixed by the Committee. The term of Incentive Stock
Options shall not exceed ten (10) years after the date the Incentive Stock Option is granted, and the term of any Incentive Stock Options granted to Ten Percent Shareholders shall not exceed five (5) years after the date of the grant.

     (d) Exercisability.

          (i) Incentive Stock Options and Nonqualified Stock Options shall be exercisable in installments as determined by the Committee in its sole discretion, and shall be subject to such other terms and conditions as the Committee shall determine at the date of grant; provided that if not otherwise determined by the Committee, Incentive Stock Options and Nonqualified Stock Options may be exercised as to twenty-five percent (25%) of the shares covered thereby beginning on the first anniversary date of the date of grant (hereinafter, an "Anniversary Date") and thereafter an additional fifty percent (50%) on the second Anniversary Date, and an additional twenty-five percent (25%) on the third Anniversary Date, except as otherwise provided in Sections 9 and 12.

          (ii) Reload  Options  shall  become  exercisable  in  accordance  with
     Section 6(i)(iii) hereof.

          (iii) Deferred Compensation Stock Options shall become exercisable in accordance with the terms of the grant thereof as established by the Committee.

     (e) Method of Exercise. Subject to applicable exercise restrictions set forth in Section 6(d) above, a Stock Option may be exercised, in whole or in part, by giving written notice of exercise to the Company specifying the number of shares to be purchased. The notice shall be accompanied by payment in full of the purchase price. The purchase price may be paid by any of the following methods, subject to the restrictions set forth in Section 6(f) hereof:

          (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) of an amount equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

          (ii) if acceptable to the Committee, by delivery of shares of Common Stock already owned by the Participant and held by the Participant for a minimum of six months, which shares, including any cash tendered therewith, have an aggregate Fair Market Value equal to the aggregate purchase price of the shares of Common Stock to which such exercise relates; or

          (iii) the Committee may, in its sole discretion, permit payment of this exercise price by delivery by the Participant of a properly executed notice, together with a copy of the Participant's irrevocable instruction to a broker acceptable to the Committee to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay such exercise price. In connection therewith, the Company may enter into agreements for coordinated procedures with one or more brokerage firms.

          In no case may a fraction of a share of Common Stock be purchased or issued under the Plan.

     (f) Restrictions on Method and Timing of Exercise. Notwithstanding the foregoing provisions, the Committee, in granting Stock Options pursuant to the Plan, may limit the timing or methods by which a Stock Option may be exercised by any person or waive all or any portion of such limits on timing or methods, and, in processing any purported exercise of a Stock Option granted pursuant to the Plan, may refuse to recognize the timing or methods of exercise selected by the Participant if, in the opinion of counsel to the Company, there is a substantial risk that such exercise could result in the violation of any then applicable rules or regulations, including federal or state securities laws. Furthermore, no Incentive Stock Option may be exercised in accordance with the method of exercise set forth in subsections 6(e)(ii) and 6(e)(iii) above unless, in the opinion of counsel to the Company, such exercise would not have a material adverse effect upon the incentive stock option tax treatment of any outstanding Incentive Stock Options or Incentive Stock Options (other than the particular option or options then exercised in accordance with such subsection 6(e)(ii)) which may be granted pursuant to the Plan in the future.

     (g) Transferability of Nonqualified Stock Options. The Committee may, in its discretion, authorize all or a portion of any Nonqualified Stock Option to be on terms which permit transfer by the Participant to (i) Immediate Family Members, (ii) a trust or trusts for the exclusive benefit of Immediate Family
Members, (iii) a charitable trust or trusts created or controlled by the Participant, or (iv) a partnership in which Immediate Family Members are the only partners, provided that (x) there may be no consideration for any such transfer, (y) the transfer must be approved by the Committee in a manner consistent with this Section, and (z) subsequent transfers of transferred Options shall be prohibited except to a transferee to whom the Participant could have transferred the Option pursuant to this Section 6(g) or by will or the laws of descent and distribution, after which assignment, Section 9 hereof shall apply to exercise of the Option by the assignee. Following transfer, any such Options shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for all purposes hereof the term Participant shall be deemed to refer to the transferee. The events of termination of employment of Section 9 hereof shall continue to be applied with respect to the original Participant, following which events the Options shall be exercisable by the transferee only to the extent, and for the periods specified in Section 9.

     (h) Tax Withholding. In addition to the alternative methods of exercise set forth in Section 6(e), holders of Nonqualified Stock Options, subject to the discretion of the Committee, may be entitled to elect at or prior to the time the exercise notice is delivered to the Company, to have the Company withhold from the shares of Common Stock to be delivered upon exercise of the Nonqualified Stock Option the number of shares of Common Stock (determined based on the Fair Market Value) that is necessary to satisfy any withholding taxes attributable to the exercise of the Nonqualified Stock Option so long as the amount withheld does not exceed the Company's minimum statutory tax withholding attributable to the underlying transaction. If withholding is made in shares of Common Stock pursuant to the method set forth above, the Committee, in its discretion, may grant "Reload Options" (as defined and on the terms specified in Section 6(i) below) for the number of shares so withheld. Notwithstanding the foregoing provisions, a holder of a Nonqualified Stock Option may not elect to satisfy his or her withholding tax obligation in respect of any exercise as contemplated above if, in the opinion of counsel to the Company, there is substantial risk that such election could result in a violation of any then applicable rules or regulations, including federal or state securities law, or such withholding would have an adverse tax or accounting effect on the Company.

     (i) Grant of Reload Options. Whenever the Participant holding any Incentive Stock Option or Nonqualified Stock Option (the "Original Option") outstanding under this Plan (including any "Reload Options" granted under the provisions of this Section 6(i)) exercises the Original Option and makes payment of the option price by tendering shares of the Common Stock previously held by him or her pursuant to Section 6(e)(ii) hereof, then the Committee may grant a reload option (the "Reload Options") for that number of additional shares of Common Stock which is equal to the number of shares tendered by the Participant in payment of the option price for the Original Option being exercised. All such Reload Options granted hereunder shall be on the following terms and conditions:

          (i) The Reload Option price per share shall be an amount equal to the then current Fair Market Value per share of the Common Stock, determined as of the time and date of the Company's receipt of the exercise notice for the Original Option;

          (ii) The option exercise period shall expire, and the Reload Option shall no longer be exercisable, on the expiration of the option period of the Original Option or two (2) years from the date of the grant of the Reload Option, whichever is later;

          (iii) Any Reload Option granted under this Section 6(i) shall vest and first become exercisable one (1) year following the date of exercise of the Original Option; and

          (iv) All other terms of Reload Options granted hereunder shall be identical to the terms and conditions of the Original Option, the exercise of which gives rise to the grant of the Reload Option.

     (j) Special Rule for Incentive Stock Options. With respect to Incentive Stock Options granted under the Plan, the aggregate Fair Market Value of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under all stock option plans of the Company or its Subsidiaries shall not exceed one hundred thousand dollars ($100,000). The Fair Market Value of any Common Stock shall be determined as of the time the option with respect to such stock is granted or such other time as may be required by Section 422(d) of the Code, as such section of the Code may be amended from time to time.

     (k) Deferred Compensation Stock Options. Deferred Compensation Stock Options are intended to provide a means by which compensation payments can be deferred to future dates. The number of shares of Common Stock subject to a Deferred Compensation Stock Option shall be determined by the Committee, in its sole discretion, in accordance with the following formula:

     Amount of Compensation to be Deferred                   = Number of Shares
     --------------------------------------
     Fair Market Value - Stock Option Exercise Price

Amounts of compensation deferred may include amounts earned under Awards granted under the Plan or under any other compensation plan, program, or arrangement of the Company as permitted by the Committee.

     (l) Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, no term of this Plan relating to Incentive Stock Options shall be interpreted, amended, or altered, nor shall any discretion or authority granted under the Plan be so exercised, so as to disqualify the Plan under Section 422 of the Code. To the extent permitted under Section 422 of the Code or applicable regulations thereunder or any applicable Internal Revenue Service pronouncements:

          (i) to the extent that any portion of any Incentive Stock Option that first becomes exercisable during any calendar year exceeds the $100,000 limitation contained in Section 422(d) of the Code set forth in Section 6(j) above, such excess portion shall be treated as a Nonqualified Stock Option; and

          (ii) if the vesting period or exercisability of an Incentive Stock Option is accelerated, any portion of such Option that exceeds the $100,000 limitation set forth in Section 6(j) above shall be treated as a Nonqualified Stock Option.

Even if the shares of Common Stock which are issued upon exercise of any Incentive Stock Option are sold or exchanged within one year following the exercise of that Incentive Stock Option such that the sale constitutes a disqualifying disposition for Incentive Stock Option treatment under the Code, no provision of this Plan shall be construed as prohibiting such a sale.

7.       STOCK APPRECIATION RIGHTS.

     The grant of Stock Appreciation Rights under the Plan shall be subject to the following terms and conditions, and shall contain such additional terms and conditions, not inconsistent with the express terms of the Plan, as the Committee shall deem desirable:

     (a) Stock Appreciation Rights. A Stock Appreciation Right is an Award entitling a Participant to receive an amount equal to (or if the Committee shall determine at the time of grant, less than) the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

     (b) Grant. A Stock Appreciation Right shall be granted separately. In no event will Stock Appreciation Rights and other Awards be issued in tandem whereby the exercise of one such Award affects the right to exercise the other.

     (c) Exercise. A Stock Appreciation Right may be exercised by a Participant in accordance with procedures established by the Committee, except that in no event shall a Stock Appreciation Right be exercisable prior to the first Anniversary Date of the date of grant. To the extent, in the opinion of counsel, it would not subject such Participant to a substantial risk of liability under
Section 16 of the Exchange Act, the Committee, in its discretion, may provide that a Stock Appreciation Right shall be automatically exercised on one or more specified dates, or that a Stock Appreciation Right may be exercised during only limited time periods.

     (d) Form of Payment. Payment to a Participant upon exercise of a Stock Appreciation Right may be made (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee) (ii) in shares of Common Stock, (iii) in the form of a Deferred Compensation Stock Option, or
(iv) any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Stock Appreciation Right is granted, or with respect to payments contemplated in clauses (i) and (ii) above, at the time of the exercise.

8.       STOCK GRANTS AND RESTRICTED AWARDS

     Restricted Awards granted under the Plan may be in the form of either Restricted Stock Grants or Restricted Unit Grants. Restricted Awards shall be subject to the following terms and conditions, and may contain such additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall deem desirable.

     (a) Restricted Stock Grants. A Restricted Stock Grant is an Award of shares of Common Stock transferred to a Participant subject to such terms and conditions as the Committee deems appropriate, as set forth in Section 8 (d) below. As a condition to the grant of Restricted Stock to any Participant who, at the date of grant, has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock subject to the Restricted Stock Grant within thirty (30) days of the date of the grant, and failure to pay such amount shall result in an automatic termination of the Restricted Stock Grant.

     (b) Restricted Unit Grants. A Restricted Unit Grant is an Award of units granted to a Participant subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that such Participant forfeit such units upon termination of employment for specified reasons within a specified period of time, and restrictions on the sale, assignment, transfer or other disposition of the units. Subject to the discretion of the Committee at the time a Restricted Unit Grant is awarded to a Participant, a unit will have a value (i) equivalent to one share of Common Stock, or (ii) equivalent to the excess of the Fair Market Value of a share of Common Stock on the date the restriction lapses over the Fair Market Value of a share of Common Stock on the date of the grant of the Restricted Unit Grant (or over such other value as the Committee determines at the time of the grant).

     (c) Grant of Awards. Restricted Awards shall be granted separately under the Plan in such form and on such terms and conditions as the Committee may from time to time approve. Restricted Awards, however, may not be granted in tandem with other Awards whereby the exercise of one such Award affects the right to exercise the other. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Awards to be granted to a Participant and the Committee may impose different terms and conditions on any particular Restricted Award made to any Participant. Each Participant receiving a Restricted Stock Grant shall be issued a stock certificate in respect of the shares of Common Stock. The certificate shall be registered in the name of the Participant, shall be accompanied by a stock power duly executed by the Participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award. The certificate evidencing the shares shall be held in custody by the Company until the restrictions imposed thereon shall have lapsed or been removed.

     (d) Restriction Period. Restricted Awards shall provide that, in order for a Participant to vest in the Awards, the Participant must continuously provide services for the Company or its Subsidiaries, subject to relief for specified reasons, for a period of not less than two (2) years (or one year if the Restricted Award is performance based) commencing on the date of the Award and ending on such later date or dates as the Committee may designate at the time of the Award ("Restriction Period"). During the Restriction Period, a Participant may not sell, assign, transfer, pledge, encumber, or otherwise dispose of shares of Common Stock received under a Restricted Stock Grant. Upon expiration of the applicable Restriction Period (or lapse of restrictions during the Restriction Period where the restrictions lapse in installments), the Participant shall be entitled to receive his or her Restricted Award or the applicable portion thereof, as the case may be, along with a return of the stock power executed by the Participant once the restriction has fully lapsed. Upon termination of a Participant's employment with the Company or any Subsidiary for any reason during the Restriction Period, all or a portion of the shares or units, as applicable, that are still subject to a restriction may vest or be forfeited, in accordance with the terms and conditions established by the Committee at or after grant.

     (e) Payment of Awards. A Participant shall be entitled to receive payment for a Restricted Unit Grant (or portion thereof) in an amount equal to the aggregate Fair Market Value of the units covered by the Award upon the expiration of the applicable Restriction Period. Payment in settlement of a Restricted Unit Grant shall be made as soon as practicable following the conclusion of the respective Restriction Period (i) in cash, by certified or cashier's check, by money order or by personal check (if approved by the Committee), (ii) in shares of Common Stock equal to the number of units granted under the Restricted Unit Grant with respect to which such payment is made,
(iii) in the form of a Deferred Compensation Stock Option, or (iv) in any combination of the above, as the Committee shall determine. The Committee may elect to make this determination either at the time the Award is granted, or with respect to payments contemplated in clause (i) and (ii) above, at the time the Award is settled.

     (f) Rights as a Shareholder. A Participant shall have, with respect to the shares of Common Stock received under a Restricted Stock Grant, all of the rights of a shareholder of the Company, including the right to vote the shares, and the right to receive any cash dividends. Stock dividends issued with respect to the shares covered by a Restricted Stock Grant shall be treated as additional shares under the Restricted Stock Grant and shall be subject to the same restrictions and other terms and conditions that apply to shares under the Restricted Stock Grant with respect to which the dividends are issued.

     (g) Grants of Shares of Common Stock. The Committee may, in its discretion, grant shares of Common Stock to a Participant under this Plan, with or without restrictions, vesting requirements and/or conditions, such direct grants of shares to come from the Company's authorized but unissued shares or treasury shares available from time to time. As a condition to the grant of shares of Common Stock to any Participant who at the date of grant has not been employed by the Company and has not performed services for the Company, the Committee shall require such Participant to pay at least an amount equal to the par value of the shares of Common Stock to be granted that Participant.

9.       TERMINATION OF EMPLOYMENT OR OTHER RELATIONSHIP.

     The terms and conditions under which an Award may be exercised after a Participant's termination of employment or other relationship shall be determined by the Committee, except as otherwise provided herein. The conditions under which such post-termination exercises shall be permitted with respect to Incentive Stock Options shall be determined in accordance with the provisions of
Section 422 of the Code and as otherwise provided in Section 6 above, provided that the Committee, in its sole discretion, may change, by any agreement approved by the Committee, the post-termination rights of a Participant, including accelerating the dates upon which all or a portion of any outstanding unexercised Stock Option held by a Participant may become vested or be exercised following such termination of employment.

     (a) Termination by Death. Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary terminates by reason of the Participant's death or if the Participant's death occurs within three months after the termination of his or her employment or other relationship, any Award held by such Participant immediately prior to the date of his or her death may thereafter be exercised, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her death, by the legal representative of the Participant's estate or by any person who acquired the Award by will or the laws of descent and distribution, for a period of one year from the date of his or her death or until the expiration of the stated term of the Award, whichever period is the shorter, provided, however, that the Committee, in its discretion may specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee, for the acceleration of the vesting and/or right of exercise under any Award held by a Participant immediately prior to the date of his or her death. Any right of exercise under an Award held by the Participant that after termination by reason of the Participant's death is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

     (b) Termination by Reason of Disability. Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary terminates by reason of Disability, any Award held by such Participant immediately prior to the date of his or her Disability may thereafter be exercised by the Participant, to the extent such Award otherwise was exercisable by the Participant immediately prior to the date of his or her Disability for a period of one year from the date of such termination of employment or other relationship by reason of Disability, or until the expiration of the stated term of such Award, whichever period is shorter; provided, however, that if the Participant dies within such one-year period, any unexercised Award held by such Participant shall thereafter be exercisable to the extent to which it was exercisable immediately prior to the date of such death for a period of one year from the date of his or her death or until the expiration of the stated term of such Award, whichever period is shorter; and provided further, that the Committee may, in its discretion specifically provide, either in any agreement providing for an Award or in any employment contract or any other agreement approved by the Committee for the acceleration of the vesting and/or right of exercise under an Award held by a Participant immediately prior to the time of termination of employment or other relationship by reason of his or her Disability. Any right of exercise under an Award held by the Participant that, after termination by reason of Participant's Disability is not then vested and exercisable, or as a result thereof becomes vested and exercisable, shall be terminated and extinguished.

     (c) Other Termination. Subject to Section 6(l), if a Participant's employment by or other relationship with the Company or any Subsidiary is terminated for any reason other than death or Disability, any Award held by the Participant immediately prior to the date of his or her termination shall be exercisable, to the extent otherwise then exercisable, for the lesser period of three (3) months from the date of such termination or the balance of the term of the Award, and any right of exercise under any Award held by a Participant immediately prior to the time of his or her termination that is not vested immediately after such date of termination, shall be terminated and extinguished; provided, however, that the Committee, in its discretion may specifically provide that, for Awards held prior to the termination, vesting and/or exercise may be accelerated at or prior to the time of termination, either in any agreement providing for an Award, or in any employment contract or any other agreement approved by the Committee; provided, however, that upon termination of employment or other relationship upon retirement, if the Participant continues to serve, or commences serving, as a director of the Company, then in such event any Awards may continue to be held by the Participant under the original terms thereof, with such modifications as the Committee may determine in its discretion, with any Incentive Stock Options held by such Participant to henceforth be treated as Nonqualified Stock Options.

     (d) General Provisions. Unless otherwise specifically provided herein, the Committee shall have the following discretion regarding the treatment of outstanding Stock Options upon termination of employment or other relationship:

          (i) Any Stock Option outstanding at the time of a Participant's retirement, termination of employment or other relationship, Disability or death shall remain exercisable for such period of time thereafter as shall be determined by the Committee and set forth in the documents evidencing the grant of any Stock Option or in an employment or other agreement with such Participant, provided that no Stock Option shall be exercisable more than ten (10) years from the date of grant of the Original Option;

          (ii) The Committee shall have complete discretion, exercisable either at the time a Stock Option is granted or any time while the Stock Option remains outstanding, to extend the period of time for which the Stock Option is to remain exercisable following a Participant's termination of employment or other relationship from the limited exercise period otherwise in effect for that Stock Option to such greater period of time as the Committee shall deem appropriate, but in no event to a date which is more than ten (10) years from the date of grant of the Original Option;

          (iii) The Committee shall have the complete discretion to permit a Stock Option to be exercised following a Participant's retirement, termination of employment or other relationship, Disability or death not only with respect to the number of Stock Options which are then fully vested but also with respect to one or more additional installments in which the Participant would have vested had the Participant continued in the Company's employment or other relationship.

10.      NON-TRANSFERABILITY OF INCENTIVE STOCK OPTIONS.

     No Incentive Stock Option under the Plan, and no rights or interest therein, shall be assignable or transferable by a Participant except by will or the laws of descent and distribution, after which assignment Section 9 hereof shall apply to exercise of the Incentive Stock Option by the assignee. During the lifetime of a Participant, Incentive Stock Options are exercisable only by, and settlements of Incentive Stock Options made to such Participant or his or her legal representative.

11.      ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, ETC.

     (a) The existence of the Plan and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of bonds, debentures, Common Stock, preferred or prior preference stocks ahead of or affecting the Company's Common Stock or the rights thereof, the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding.

     (b) In the event of any change in capitalization affecting the Common Stock of the Company, such as a stock dividend, stock split, recapitalization, merger, consolidation, split-up, combination, exchange of shares, other form of reorganization, or any other change affecting the Common Stock, the Board, in its discretion, may make proportionate adjustments it deems appropriate to reflect such change with respect to (i) the maximum number of shares of Common Stock which may be sold or awarded to any Participant, (ii) the number of shares of Common Stock covered by each outstanding Award, and (iii) the price per share in respect of the outstanding Awards.

     (c) The Committee may also make such adjustments in the number of shares covered by, and the price or other value of any outstanding Awards in the event of a spin-off or other distribution (other than normal cash dividends) of Company assets to shareholders.

12.      CHANGE OF CONTROL.

     (a) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Committee shall upon written notice to the
Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any other Award granted under the Plan at the time of the grant of such Award.

     (b) Acquisition and Change in Control Events

          (i) Definitions

               (A) An "Acquisition Event" shall mean:

                    (1) any merger or  consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property of the other entity; or

                    (2) any exchange of shares of the Company for cash, securities or other property in connection with an exchange transaction.

               (B) A "Change in Control Event" shall mean:

                    (1) a sale of all or substantially  all of the assets of the
               Company;

                    (2) the acquisition by an individual,  entity, group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange
               Act) 50% or more of either (a) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (b) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (2), the following acquisitions shall not constitute a Change in Control Event: (c) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (d) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company; or (e) a Business Combination (as defined below); or

                    (3) the consummation of a merger, consolidation, reorganization, recapitalization or share exchange involving the Company (a "Business Combination") if Persons who were not shareholders of the Company immediately prior to such Business Combination beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act) immediately after such Business Combination 50% or more of either the Outstanding Common Stock or the Outstanding Company Voting Securities.

               (C) "Good Reason" shall mean any significant diminution in the Participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the then current site.

               (D) "Cause" shall mean in connection with the termination of a Participant (1) "cause," as such term (or any similar term, such as "with cause") is defined in any employment, consulting or other applicable agreement for services between the Company and such

          Participant, or (2) in the absence of such an agreement, "cause" as such term is defined in the Award Agreement (as defined in Section 14(d) below) executed by the Company and such Participant, or (3) in the absence of both of the foregoing, (a) conviction of such Participant for any felony or the entering by him of a plea of guilty or nolo contendere with respect thereto, (b) willful and repeated failures in any material respect of such Participant to perform any of the Participant's reasonable duties and responsibilities assigned to him and the failure of the Participant to cure such failures hereunder within thirty (30) days after written notice thereof from the Company,
          (c) the commission of any act or failure to act by such Participant that involves moral turpitude, dishonesty, theft, destruction of property, fraud, embezzlement or unethical business conduct, or that is otherwise injurious to the Company, or any of its Subsidiaries or any other affiliate of the Company (or its or their respective employees), whether financially or otherwise, or (d) any material violation by such Participant of the requirements of such Award Agreement, any other contract or agreement between the Company and such Participant or this Plan (as in effect from time to time) and the failure of the Participant to cure such violation within thirty (30) days after written notice thereof from the Company; in each case, with respect to subsections (a) through (d), as determined by the Board of Directors.

          (ii) Effect on Options

               (A)  Acquisition  Event.  Upon the  occurrence of an  Acquisition
          Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Stock Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the outstanding Stock Options shall continue to vest in accordance with the provisions of Section 12(b)(ii)(B). For purposes hereof, a Stock Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Stock Option confers the right to purchase, for each share of Common Stock subject to the Stock Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Stock Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

               Notwithstanding the foregoing, if the acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Stock Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Stock Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Stock Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (1) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Stock Options (whether or not then exercisable), exceeds (2) the aggregate exercise price of such Stock Options.

               (B) Change in Control  Event.  Upon the occurrence of a Change in
          Control   Event,  except  to  the   extent
          specifically provided to the contrary in the instrument evidencing any Stock Option or any other agreement between a Participant and the Company, the vesting schedule of such Stock Option shall be accelerated in part so that one-half of the number of shares that would otherwise have first become vested on any date after the date of the Change in Control Event shall immediately become exercisable. The remaining one-half of such number of shares shall continue to become vested in accordance with the original vesting schedule set forth in such Stock Option, with one-half of the number of shares that would otherwise have first become vested becoming so vested on each subsequent vesting date in accordance with the original schedule; provided, however, that each such Stock Option shall be immediately exercisable in full if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the
          Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

          (iii) Effect on Other Awards

               (A) Acquisition Event that is not a Change in Control Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

               (B) Change in Control Event. Upon the occurrence of a Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the Award Agreement or any other agreement between a Participant and the Company, the vesting schedule of all other Awards shall be accelerated in part so that one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions on any date after the date of the Change in Control Event shall immediately become exercisable, realizable, vested or free from conditions or restrictions. Subject to the following sentence, the remaining one-half of such number of shares shall continue to become exercisable, realizable, vested or free from conditions or restrictions in accordance with the original schedule set forth in such Award, with one-half of the number of shares that would otherwise have first become exercisable, realizable, vested or free from conditions or restrictions becoming so exercisable, realizable, vested or free from conditions or restrictions on each subsequent vesting date in accordance with the original schedule. In addition, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the first anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

13.      AMENDMENT AND TERMINATION.

     The Board of Directors, without further approval of the Company's stockholders, may at any time suspend or terminate the Plan, in whole or in part, or amend it from time to time in such respects as it may deem advisable, including without limitation, in order that Incentive Stock Options granted hereunder meet the requirements for "incentive stock options" under the Code, or to comply with the provisions of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code or any change in applicable laws or regulations, ruling or interpretation of any governmental agency or regulatory body; provided, however, that no amendment shall be effective, without the requisite prior or subsequent stockholder approval, which would (a) except as contemplated in Paragraph 11, increase the maximum number of shares of Common Stock for which any Awards may be granted under the Plan or change the Section 162 Maximum, (b) change the eligibility requirements for individuals entitled to receive Awards hereunder, or (c) make any change which is required to be approved by the stockholders under any law, rule or regulation or any rules for listed companies promulgated by any national stock exchange on which the Company's stock is traded, (d) result in the repricing of options issued under the Plan by lowering the exercise price of a previously granted Award, or by cancellation of outstanding Awards with subsequent replacement, or by regranting Awards with lower exercise prices, or (e) allow the creation of additional types of Awards under the Plan. No termination, suspension or amendment of the Plan shall adversely affect the rights of a Participant under any Award granted under the Plan without such Participant's consent. The power of the Committee to construe and administer any Award granted under the Plan prior to the termination or suspension of the Plan shall continue after such termination or during such suspension.

14.      MISCELLANEOUS MATTERS.

     (a) Tax Withholding. In addition to the authority set forth in Section 6(h) above, the Company shall have the right to deduct from a Participant's wages or from any settlement, including the delivery of shares, made under the Plan any federal, state, or local taxes of any kind required by law to be withheld with respect to such payments, or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for the payment of such taxes.

     (b) No Right to Employment. Neither the adoption of the Plan nor the granting of any Award shall confer upon any Participant any right to continue employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or a Subsidiary to terminate the employment of any Participant at any time, with or without cause.

     (c) Securities Law Restrictions. No shares of Common Stock shall be issued under the Plan unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable Federal and state securities laws. Certificates for shares of Common Stock delivered under the Plan may be subject to such stock-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable Federal or state securities law. The Committee may cause a legend or legends to be put on any such certificates to refer to those restrictions.

     (d) Award Agreement. Each Participant receiving an Award under the Plan shall enter into an agreement with the Company in a form specified by the Committee agreeing to the terms and conditions of the Award and such related matters as the Committee, in its sole discretion, shall determine (the "Award Agreement").

     (e) Costs of Plan. The costs and expenses of administering the Plan shall be borne by the Company.

     (f) Governing Law. The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of Delaware.